EXHIBIT 8.1

                             LIST OF SUBSIDIARIES

                           Subsidiary Name(1)                                 Jurisdiction of Incorporation

Apex Victory Limited                                                       British Virgin Islands

The Cable Leasing Partnership                                              Hong Kong

Cable Network Communications Limited                                       Hong Kong

Hong Kong Cable Enterprises Limited (formerly Global Media In Force        Hong Kong
         Limited)

Hong Kong Cable Television Limited                                         Hong Kong

i-CABLE China Limited                                                      British Virgin Islands

i-CABLE Cineplex Limited                                                   Hong Kong

i-CABLE Network Limited                                                    Hong Kong

i-CABLE Satellite Television Limited                                       Hong Kong

i-CABLE Ventures Limited                                                   British Virgin Islands

i-CABLE WebServe Limited                                                   Hong Kong

Kreuger Assets Limited                                                     British Virgin Islands

Maspon Company Limited                                                     Hong Kong

Moscan Assets Limited                                                      British Virgin Islands

The Network Leasing Partnership                                            Hong Kong

New Television and Firm International Limited                              Hong Kong

Rediffusion Engineering Limited                                            Hong Kong

Rediffusion (Hong Kong) Limited                                            Hong Kong

Rediffusion Satellite Services Limited                                     Hong Kong

Riddlewood Company Limited                                                 Hong Kong

Wisdom Global Holdings Limited                                             British Virgin Islands

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1. All subsidiaries do business under their legal name.